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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 30, 1998
                                                        -----------------

                           QUEST EDUCATION CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


      000-21567                                         65-0038445
      ---------                                         ----------
(COMMISSION FILE NUMBER                       (IRS EMPLOYER IDENTIFICATION NO.)


                           QUEST EDUCATION CORPORATION
                       1327 NORTHMEADOW PARKWAY, SUITE 132
                             ROSWELL, GEORGIA 30076
                             ----------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 475-9930
                                                           --------------


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30 1998, Quest Education Corporation (the "Company") purchased all of the school related assets and assumed certain liabilities of five post-secondary educational institutions located in Iowa (the "Iowa Acquisition") from Iowa College, Inc. ("Iowa College"), Huston Education Corp. Of Iowa, a wholly owned subsidiary of Iowa College ("Huston Education") and Hamilton College, Inc. ("Hamilton"). Two of the schools were acquired from Iowa College and Huston Education and operate as "American Institute of Commerce." They are located in Cedar Falls and Davenport, Iowa. Three of the schools were acquired from Hamilton and operate under the name "Hamilton College." They are located in Des Moines, Cedar Rapids and Mason City, Iowa. The purchase was made through Iowa Acquisition Corporation, a Delaware Corporation ("ICAC").

         The Company acquired the schools for an aggregate of $4,500,000. Of that amount, $1,000,000 was paid in cash on November 30, 1998. The remaining portion of the purchase price was paid by delivery of:

             - the Company's promissory notes in the aggregate principal amount of $1,500,000 (the "Second Payment Notes"). These notes are payable without interest on the last business day within the first 30 calendar days after Prerequisite Student Aid Approvals are obtained. "Prerequisite Student Aid Approvals" are all approvals by the United States Department of Education and all other applicable private and governmental agencies and organizations of the change in control resulting from the change in ownership of the five schools which approvals are a prerequisite to receipt of federal and state aid by the schools' students; and

             - the Company's promissory notes in the aggregate principal amount of $2,000,000 (the "Purchase Money Promissory Notes"). These notes are payable in equal quarterly principal payments plus accrued interest at 7% per annum over a five (5) year term commencing November 30, 1998.

         The Company secured the payment of the Second Payment Notes and the Purchase Money Promissory Notes and the related interest by a pledge of all of the outstanding capital stock of ICAC.

         This description of the Asset Purchase Agreement and the related documents, and transactions provided for in such documents, is not complete. It is qualified by reference to the Asset Purchase Agreement, a copy of which has been filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  Not Applicable.


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         (b)      Pro Forma Financial Information Relative to Acquired Business:
                  Not Applicable.

         (c)      Exhibits

                  10.1     Asset Purchase Agreement dated November 30, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EDUCATIONAL MEDICAL, INC.



Date: December 15, 1998              By:/s/ Vince Pisano
                                        ------------------------------------
                                            Vince Pisano, Vice President and
                                            Chief Financial Officer


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